Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of Spectrum Global Solutions, Inc. for the three months ended March 31, 2021, I, Daniel J. Sullivan, Chief Financial Officer of Spectrum Global Solutions, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.	Such Quarterly Report on Form 10-Q for the three months ended March 31, 2021, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in such Quarterly Report on Form 10-Q for the three months ended March 31, 2021, fairly presents, in all material respects, the financial condition and results of operations of Spectrum Global Solutions,, Inc.

Date: May 17, 2021	By:	/s/ Daniel J. Sullivan
Daniel J. Sullivan
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer) Spectrum Global Solutions, Inc.